Exhibit 99.1

Bruker Corporation (BRKR) Overview Goldman, Sachs 30th Global Healthcare Conference June 9, 2009 Frank Laukien, President & CEO

 Bruker Corporation Safe Harbor Statement Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties, that could cause actual results to differ materially from those projected, including, but not limited to, risks and uncertainties relating to adverse changes in conditions in the global economy and volatility in the capital markets, the integration of businesses we have acquired or may acquire in the future, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, dependence on collaborative partners and key suppliers, capital spending and government funding policies, changes in governmental regulations, intellectual property rights, litigation, and exposure to foreign currency fluctuations and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our recent Proxy Statements on Schedule 14A, our annual report on Form 10-K for the year ended December 31, 2008, our most recent quarterly reports on Form 10-Q and our current reports on Form 8-K. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

Breakdown of 2008 Revenue Bruker can weather a severe recession and may benefit substantially from US & global stimulus programs Revenue by Customers Revenue by Geography 2008 Annual Revenue: $1.1 Billion Stimulus funding and supplementary budgets can cushion recession and may provide significant upside for Bruker going forward. Revenue by Product System Sales 77% Service, Consumables &Software 19% Supercon Wires & Devices 4% Americas 24% ROW 4% Europe 52% Asia-Pacific 20% Applied Markets 3% For-profit Healthcare Pharma Biotech IVD Companies 12% Government 11% Industrial Research QA/QC 17% Academia & Non-profit 57%

Example of Supplementary Budget Benefit : Japan National Police Agency (NPA) Order for 51 Mass Spectrometers for Forensics In late 2008, the Japanese National Police Agency (NPA) signed a $12M contract (from supplementary budget) for 51 Bruker ESI-TOF mass spectrometers for: Exact Mass Analysis and Automated Molecular Formula Determination in: drugs/metabolites in urine food safety analysis forensic toxicology environmental testing >60% of contract not recognized as revenue yet in Q1-09 microTOF II ESI TOF Mass Spec

U.S. & Global Stimulus Funding for Scientific Instruments:

➔ US NIH, NSF, NASA, DoE, NIST, other U.S. government spending (e.g. USDA, DHS, DoD) **could positively affect >10%** of Bruker's revenues

➔ Global government stimulus spending (incl. US, Japan, Germany, EU, China, others) **could positively affect >20%** of Bruker's revenues

Stimulus Package	Amount	Description

NIH	$10.4 billion	• $7.4 billion for transfer to ICDs (institutes, centers and Divisions) and Common Fund
		• $800 million retained by the Office of the Director "for purposes that can be completed within two years"
		• $400 million for Comparative Effectiveness Research
		• $1.3 billion to NCRR, including:
		  ○ $1 billion for competitive awards for construction and renovation of extramural research facilities
		  ○ $300 million for shared instrumentation and capital research equipment
		• $500 for intramural construction and renovation

NSF	$3 billion	• $2.5 billion for research and related activities, including:
		  ○ $300 million for major research instrumentation
		  ○ $200 million for academic research facilities modernization
		• $100 million for education and human resources, including:
		  ○ $60 million for Robert Noyce Scholarships
		  ○ $25 million for Math and Science Partnerships
		  ○ $15 million for professional science master's programs
		• $400 million for major research equipment and facilities construction

NASA	$1 billion	• Science: $400 million, to include acceleration of tier one earth science climate research missions recommended by the National Academies Decadal Survey • Aeronautics: $150 million for system-level research, development and demonstration activities related to aviation safety, environmental impact mitigation, and Next Generation Air Transportation System • Exploration: $400 million to speed development of the next U.S. space launch vehicle.

Energy: Office of Science	$1.6 billion	• Research in such areas as:
		  ○ Climate science
		  ○ Biofuels
		  ○ High-energy physics
		  ○ Nuclear physics
		  ○ Fusion energy sciences

Energy: Advanced Research Projects Agency	$400 million	• Support for "high-risk, high-payoff research into energy sources and energy efficiency in collaboration with industry"
National Institute of Science and Technology (NIST)	$600 million	• $220 million for scientific and technical research and services • $360 million for construction of research buildings, including: ○ $180 million for a competitive construction grant program for research science buildings

Source: AAU http://www.aau.edu/

➔ **Anticipated Stimulus Timing:** limited effect in H1-09, expected to increase in H2-09, with strongest effect in CY2010, and some carry-over into CY2011;

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Key Financials Growth, Margins & Cash Flow BRKR 2008 Financials Revenue $1.1B ($1.03B in 2007) 7% GAAP growth (3% FX-adjusted) Adj. EBITDA $170M ($196M in 2007) Non-GAAP EPS $0.47 ($0.66 in 2007) Operating Cash Flow $107M ($108M in 2007) 12/31/08: Net Debt $56.1M (Goodwill & Intangibles)/Asset Ratio: <5% Return on Equity: >20% Q1-09 Financial Results GAAP: 3.3% revenue decline y-o-y Note: In 2008, BRKR’s quarterly revenue and EPS fluctuated significantly. In Q1-Q3 2009, Bruker has a goal of less variability in revenue and EPS, with hopefully again a strong Q4. FX-adjusted: 4.5% revenue increase y-o-y GAAP Net Income: $8.4M, vs. Q1-08 net loss of ($0.8M) Free Cash Flow: $9.2M, vs. Q1-08 $8.9M (note: Q4 cash flow tends to be very strong) $238.3 $311.5 $242.1 $315.2 $230.5 $60 $110 $160 $210 $260 $310 $360 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 BRKR Quarterly Revenues

Growth and Margins
Profitability & Margin Opportunities
(see appendix for non-GAAP reconciliation)

- Bruker BioSpin and Bruker Optics are the two fully established, market-leading, and quite profitable Bruker divisions. They strive for incremental margin improvements, operational excellence and improvements in balance sheet metrics and cash flow.
- The three newer division Bruker Daltonics, Bruker AXS and Bruker Advanced Supercon are still developing their respective complete IP and technology base, as well as their product lines and application portfolios. They also continue to invest in complete commercial organizations, and pursue market-share gains. These divisions require continued investment and need time to fully grow into their long-term business models.

- Good margin progress in 2005-2007 at BRKR, slight set-back in 2008
- FY08 operating margin not satisfactory: **10.5%** (excl. acquisition & restructuring exp.)
  - ➔ cost-cutting & tax initiatives for margin expansion: more than $15M p.a.
- Gross margins FY08: **45.6%** (vs. FY07 of 46.1%), numerous RTC, other initiatives
  - ➔ medium-term goal is GM approaching 50%
- Strong R&D investment in FY08: **12.1%** to capitalize on significant opportunities
  - ➔ medium-term goal: <10% (but still at high end of industry)
- Opportunities to leverage FY08 S,G&A of **23.0%**
  - ➔ medium-term goal: 20-21%

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Key Financials Important Balance Sheet Ratios Operational Excellence & Lean Initiatives $0.13 change from 2006 to 2009 equates to $140M of lower working capital to support revenue run-rate WC = (A/R + Inventory) - AP 0.7 0.9 1.0 1.2 1.1 1.3 1.3 1.4 1.4 (0.4) 0.1 0.6 1.1 1.6 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 INVENTORY TURNS (TTM) 89 75 68 65 56 52 49 56 47 - 10 20 30 40 50 60 70 80 90 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 DAYS SALES OUTSTANDING (TTM) $0.60 $0.56 $0.50 $0.47 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 2006 2007 2008 2009 (TTM) WORKING CAPITAL (TTM) TO GENERATE $1 OF REVENUE

Quantum Jumps in Performance X-ray Revolution: Unique, High-Performance Systems for Broader Markets and New Users 2008 PITTCON Editor’s Gold and R&D 100 Award Winner SMART X2S World’s First Fully Automated Molecular Structure Machine New: Pittcon 2009 S8 LION Simultaneous WD-XRF Spectrometer for Quality and Process Control New: Pittcon 2009 D2 PHASER World’s Fastest & Most Powerful Benchtop XRD Powder Diffraction NEW ACHEMA 2009 D8 ADVANCE True ‘Plug & Play’ yet High-Performance XRD

Quantum Jumps in Performance
Bruker BioSpin's Global Technology and Market Leadership in NMR Spectroscopy

- November 2008: Saudi KAUST order of 10 NMR systems for ~$20M (revenue not recognized yet)
- **3 New Unique Ultra-High Field NMR Magnet Introductions in 2009**
  - ENC '09: world's highest field, actively shielded widebore magnet ***900 MHz US²***
  - ENC '09: world's highest field, actively shielded standard bore compact single-story magnet ***850 MHz US Plus™***
  - World's highest field, first **1GHz magnet *Avance 1000***: announced June 1st, sold to U. Lyon, France for 2009 installation



Compact 850MHz


1000

Avance 1000
1 GHz NMR


BRUKER
900 WB
US²

900MHz WB US²

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Quantum Jumps in Performance

World's First Solid State DNP-NMR Spectrometer with >50x Signal Enhancement Factor!

- **World's first Commercial** solid state Dynamic Nuclear Polarization (DNP)-NMR spectrometer, co-developed with MIT
- Polarization enhancement yields factor 50-150x gain in sensitivity for Solid State NMR!
- Proprietary 263 GHz 50 Watt microwave source (Bruker gyrotron)
- Available as Avance III 400WB DNP – NMR system for approx. $1.5M
- First complete unit already installed in Berlin

➔ Represents an *entirely new scientific capability* for the study of therapeutically important membrane proteins, and other bio-solids involved in Alzheimer's and other neuro-degenerative diseases.



Winner of IBO 'Gold Medal' for Most Significant Pittcon 2009 Product Introduction

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Quantum Jumps in Performance Revolution in Mass Spectrometry maXis™ UHR-TOF launched at ASMS 2008 Bruker has ‘rewritten the book’ with UHR-TOF Ultra-high resolution 40-60k Broad mass range and high mass Mass accuracy in MS & MS/MS <1ppm High speed at 20 full spectra/sec Isotopic fidelity for molecular formulae ... simultaneously! (not possible with any other MS) Excellent market reaction and orders Successful installations Queensland Institute (QIMR) University of Illinois Vanderbilt University

Pittcon/ASMS 2009: New Opportunities: MALDI-TOF MS Based Edmass™ Solution Next-Gen Protein Sequencing!

- MALDI In-Source-Decay Mass Spectrometry
- A single Edmass™ spectrum can provide for sequence calls of >80 a.a. residues in seconds
- Both N- and C-terminals can be assigned using T3-sequencing on Bruker MALDI TOF/TOF
- Unmatched analysis speed
- Overcomes other shortcomings of Edman
- 2009 ABRF Study supports MALDI ISD and T3-sequencing as likely next-gen protein sequencing method to replace obsolete Edman sequencing

Q2-09: announced new collaboration with Bio-Rad for applied proteomics markets





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ASMS 2009: New Opportunities Bruker MALDI Molecular Imager™ MALDI Tissue Imaging and Molecular Histology Complete MALDI Molecular Imaging Solution: For proteins, peptides, lipids based on MALDI-TOF New: FTMS Imaging of drugs and metabolites New: Molecular Histology by MIRAX integration ImagePrep™ Sampling Robot MALDI-TOF (/TOF) or MALDI-FTMS with proprietary smartbeam™ laser FlexImaging Software ClassImaging Algorithms

ASMS 2009: Quantum Jumps in Performance
Revolution in Mass Spectrometry Continues
New ultrafleXtreme™ MALDI-TOF/TOF



New ***ultrafleXtreme*™** is Fastest and Most Flexible MALDI-TOF/TOF

- 1 kHz proprietary *smartbeam*™*-II* laser
- True 1 kHz in TOF and TOF/TOF
- Highly complementary to ESI-MS maXis, ion traps or FTMS
- Broadband mass resolution up to 40k
- Mass accuracy down to 1 ppm (truly novel for MALDI-TOF!)
- Superior MALDI Imaging down to 10um laser spot size

… ideal for research, applied and clinical proteomics

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ASMS 2009: Quantum Jumps in Performance
Revolution in Mass Spectrometry Continues
New amaZon Ultra-Sensitive Ion Trap & solariX FTMS




BRUKER
solariX

amaZon™ Redefines Ion Trap Mass Spec

- Dual ion funnel transfer into ion trap, delivering 10-fold jump in sensitivity
- Unrivalled scan speed of 52,000 u/sec at 0.58u resolution for fast UHPLC/MS.
- Ultimate ion trap mass resolving power up to 20,000 in full scan mode across the 50-3000 m/z range
- Latest ETD/PTR for most sensitive peptide and protein and PTM fragmentation

solariX™ new FTMS for complex mixtures

- 10-fold sensitivity jump, resolution >1 million, sub-ppm accuracy; ease-of-use;

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Bruker Corporation

New Opportunities:
Bruker Advanced Supercon Business Superconductors and Supercon Devices

BRUKER



Assembled Super 3C cable system

March 2009: Bruker and Nexans Successfully Complete EU HTS Superconducting Cable

- Bruker is developing more efficient, flexible and reliable energy technologies
- Euro 5.2M HTS 'Super 3C' cable project met targeted power transmission specifications

April 2009: Bruker Acquires ACCEL Research Instruments Business from Varian Medical Systems

- specializes in superconducting coils for crystal growth magnets, RF cavities, RF modules for linear accelerators, synchrotron beamlines, HTS devices
- acquisition transforms Bruker Advanced Supercon into global leader in HTS and superconducting devices, with 51% investment in RI GmbH (accelerator & nuclear fusion business)

May 2009: RI Research Instruments GmbH announced $4 Million contract for Electron LINAC from Radboud University in Nijmegen, NL

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Growth and Margins GAAP Reconciliation Reconciliation of Operating Income 2008 2007 GAAP Operating Income (a) 108.2 $ 137.7 $ Adjustments: Bruker BioSpin Acquisition Related Charges (b) 6.2 7.4 Non-Cash Stock-Based Compensation Charges (c) 4.5 2.2 Restructuring Charges (e) 2.3 - Non-GAAP Operating Income 121.2 $ 147.3 $ Twelve Months Ended December 31, We believe the inclusion of the non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. However, the non-GAAP financial measures included here are not meant to be a better presentation or a substitute for results prepared in accordance with GAAP

Growth and Margins GAAP Reconciliation We believe the inclusion of the non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. However, the non-GAAP financial measures included here are not meant to be a better presentation or a substitute for results prepared in accordance with GAAP Reconciliation of Net Income 2008 2007 GAAP Net Income (a) 64.9 $ 98.9 $ Adjustments: Bruker BioSpin Acquisition Related Charges, Net of Tax (b) 6.2 7.4 Non-Cash Stock-Based Compensation Charges, Net of Tax (c) 3.8 1.6 Restructuring Charges, Net of Tax (d) 3.0 - Non-GAAP Net Income 77.9 $ 107.9 $ Twelve Months Ended December 31,

Growth and Margins GAAP Reconciliation We believe the inclusion of the non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. However, the non-GAAP financial measures included here are not meant to be a better presentation or a substitute for results prepared in accordance with GAAP Reconciliation of EPS 2008 2007 GAAP Diluted Earnings Per Share (a) 0.39 $ 0.60 $ Adjustments: Bruker BioSpin Acquisition Related Charges, Net of Tax (b) 0.04 0.05 Non-Cash Stock-Based Compensation Charges, Net of Tax (c) 0.02 0.01 Restructuring Charges, Net of Tax (d) 0.02 - Non-GAAP Diluted Earnings Per Share 0.47 $ 0.66 $ Weighted Average Diluted Shares Outstanding: 165.6 164.3 Twelve Months Ended December 31,

Growth and Margins GAAP Reconciliation We believe the inclusion of the non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company’s performance, especially when comparing such results to previous periods or forecasts. However, the non-GAAP financial measures included here are not meant to be a better presentation or a substitute for results prepared in accordance with GAAP Reconciliation of EBITDA 2008 2007 GAAP Operating Income (a) 108.3 $ 139.1 $ Adjustments: Depreciation and Amortization 28.9 27.9 Write-down of Demonstration Inventory to Net Realizable Value 24.4 21.3 Bruker BioSpin Acquisition Related Charges (b) 6.2 7.4 Restructuring Charges (e) 2.3 0 Non-GAAP Diluted Earnings Per Share 170.1 $ 195.7 $ Twelve Months Ended December 31,

Growth and Margins GAAP Reconciliation (a) “GAAP” (Reported) results were determined in accordance with United States Generally Accepted Accounting Principles (GAAP). (b) Results in 2008 and 2007 include charges associated with the acquisition of the Bruker Biospin Group. Under US GAAP, this transaction was accounted for as an acquisition of businesses under common control, and as a result, all one-time transaction costs, including investment banking, legal and accounting fees, were expensed as incurred. (c) Results in 2008 and 2007 include charges associated with non-cash stock-based compensation. (d) Results in 2008 include restructuring charges, primarily associated with severance obligations due to headcount reductions. (e) Results in 2008 included in restructuring charges were one time additional German and Swiss income taxes of $1.7 million associated with the liquidation of a tax ineffective legal entity within the Bruker BioSpin segment.